SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest event reported) February 23, 2003


                               CAMELOT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




      Colorado                        0-8299                  84-0681531
     (State of                     (Commission              (IRS Employer
   Incorporation)                  File Number)           Identification No.)


              PMB 249, 6757 Arapaho, Suite 122, Dallas, Texas 75248
                    (Address of Principal Executive Offices)


                 (Former address of Principal Executive Offices)





       Registrant's telephone number, including area code: (972) 458-1767

ITEM 5. OTHER EVENTS

On February 23, 2003 the Board of Registrant determined that in order to pursue a merger transaction it was in Registrant's interest to present a corporate structure and financial statement structure that would be most conducive to effecting such a merger transaction, and that as Registrant was still the owner of 700,000 shares in Wincroft, Inc, a company affiliated with the President of Registrant, which shares have been written down to nil value in Registrant's books for several years, Registrant will transfer for nil consideration all the shares of Wincroft,Inc owned by Registrant to Wincroft, Inc as Treasury shares.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CAMELOT CORPORATION

                                      By: /s/ Daniel Wettreich
                                      Daniel Wettreich
                                      President


DATE: February 27, 2003